Filed pursuant to Rule 497(e)

File Nos. 333-182079 and 811-22712

Premier Multi-Series VIT (the “Trust”)

Supplement Dated January 29, 2018

to the Prospectus and Statement of Additional Information Dated May 1, 2017 (as supplemented thereafter)

Disclosure Relating to NFJ Dividend Value Portfolio (the “Portfolio”)

At a meeting of the Board of Trustees of the Trust (the “Board”) held on January 22, 2018, the Board approved a plan of liquidation and dissolution (the “Plan”) to liquidate and dissolve the Portfolio. The Portfolio will cease accepting new investments as soon as practicable following the date hereof.

The Plan requires shareholder approval, and the Board has called a shareholder meeting scheduled for April 12, 2018. Owners (“Contract Owners”) of variable annuity contracts (“Contracts”) with amounts allocated to the Portfolio as of the record date of the meeting (January 29, 2018) will receive a voting instruction card soliciting voting instructions as to the Plan.

Subject to shareholder approval, the Plan will become effective at the close of business on or about April 20, 2018 or such other date as may be determined by the President of the Trust (the “Termination Date”). Upon the Termination Date, the Portfolio will cease operations except for the purposes of winding up its affairs and taking other actions related to liquidation and dissolution. As soon as practicable after the Termination Date, the Portfolio will be liquidated and dissolved, and any outstanding shares of the Portfolio will be automatically redeemed. The timing of the Termination Date may be changed without notice at the discretion of the Trust’s President.

Contract Owners may instruct the insurance company sponsor of their Contract to reallocate their Contract value allocated to the Portfolio to another eligible investment option prior to or at the time of the liquidation. If no instructions are received, Contract Owners’ Contract value allocated to the Portfolio will be reallocated to another investment, as determined by the Contract’s insurance company sponsor.

Contract Owners should consult their tax advisors for more information on their own tax situation and the possible application of federal, state, local or non-U.S. taxes.

This supplement supersedes prior supplements only with respect to the Portfolio and its liquidation.

Please retain this supplement for future reference.